UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2015

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Stockholders (the “Annual Meeting”) of Christopher & Banks Corporation (the “Company”) was held on June 25, 2015.

(b)

There were 37,204,662 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 34,366,316 of those shares (92.37%) were represented in person or by proxy, at the Annual Meeting.

Three items of business were considered by stockholders at the Annual Meeting:

•	election of nine directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	an advisory vote on executive compensation as described in the Annual Meeting Proxy Statement (the “say-on-pay” vote); and

•

ratification of the selection by the Audit Committee of the Board of Directors appointing KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)

Mark A. Cohn	22,872,445 85.6%	3,853,280 14.4%	4,034,045 10.8%	3,606,546 9.7%
Edwin J. Holman	25,735,344 87.1%	3,824,114 12.9%	1,200,312 3.2%	3,606,546 9.7%
Anne L. Jones	22,603,042 86.0%	3,673,677 14.0%	4,483,051 12.0%	3,606,546 9.7%
David A. Levin	23,086,832 86.4%	3,638,895 13.6%	4,034,043 10.8%	3,606,546 9.7%
William F. Sharpe, III	20,940,032 78.9%	5,594,628 21.1%	4,225,110 11.4%	3,606,546 9.7%
Paul L. Snyder	20,749,553 78.2%	5,785,117 21.8%	4,225,100 11.4%	3,606,546 9.7%
Patricia A. Stensrud	20,739,921 78.2%	5,797,599 21.8%	4,222,250 11.3%	3,606,546 9.7%
LuAnn Via	23,094,342 86.4%	3,632,634 13.6%	4,032,794 10.8%	3,606,546 9.7%
Lisa W. Wardell	20,751,531 78.2%	5,785,989 21.8%	4,222,250 11.3%	3,606,546 9.7%

Accordingly, each of the nine nominees was elected.

The results of the voting on the advisory “say-on-pay” vote were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)

25,791,972	3,880,712	1,087,086	3,606,546
86.9%	13.1%	2.9%	9.7%

Accordingly, a majority of votes cast in the advisory “say-on-pay” vote were “for” approval of the executive compensation as described in the Annual Meeting Proxy Statement.

The results of the voting on the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016 were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)

31,873,190	44,255	2,448,871
99.9%	0.1%	6.6%

Accordingly, a majority of votes cast on the ratification of the auditors were in favor of the proposal and the selection of KPMG LLP as the Company’s independent registered public accounting firm was ratified.

.01
Item 8.01	Other Events.
Awards of Restricted Stock and Restricted Stock Units to Newly Elected Directors.

Following their election as directors at the Annual Meeting, six of the eight Non-Employee Directors were issued, effective as of the close of business on June 25, 2015, a restricted stock award of 16,393 shares of the Company’s common stock, representing approximately $70,000 on the date of grant (the “Awards”) and subject to forfeiture restrictions.

Two of the eight Non-Employee Directors were issued, effective as of the close of business day on June 25, 2015, a grant of 16,393 restricted stock units (the “RSUs”), representing approximately $70,000 on the date of grant and subject to forfeiture restrictions.

Each of the Awards and RSUs are to be evidenced by a restricted stock award agreement or restricted stock unit agreement, respectively (the “Award Agreement” or “RSU Agreement”) to be entered into by the Company and by the Non-Employee Director.  The Award Agreement and RSU Agreement provide that the forfeiture restrictions will lapse as to all of the restricted shares or units on June 25, 2016 or, if earlier, the date of the Company’s 2016 Annual Meeting of Stockholders.

A copy of the form of restricted stock award agreement was included as Exhibit 10.2 to a Current Report on Form 8-K filed on June 28, 2013 and the description of the Award Agreement is qualified in its entirety by reference to such exhibit.

Approval of New Form of Restricted Stock Unit Agreement for Use with Director Stock Deferrals Under the Director Deferred Stock Plan, as Amended and Restated.

Effective June 25, 2015, the Governance and Nominating Committee of the Board of Directors (the “Governance Committee”) of the Company approved and adopted a form of Restricted Stock Unit Agreement (the “RSU Agreement”).  The Governance Committee will use the RSU Agreement to grant restricted stock units (the “RSUs”) representing the right to receive that number of shares of the Company’s common stock, par value $0.01 per share, subject to the terms and conditions set forth in the RSU Agreement.

A copy of the RSU Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The description of the RSU Agreement included in this Form 8-K is qualified in its entirety by reference to the attached RSU Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Form of Christopher & Banks Corporation Restricted Stock Unit Agreement under the Christopher & Banks Corporation 2013 Directors’ Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 29, 2015	By:	/s/ Luke R. Komarek
Luke R. Komarek Senior Vice President, General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 25, 2015	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Form of Christopher & Banks Corporation Restricted Stock Unit Agreement under the Christopher & Banks Corporation 2013 Directors’ Equity Incentive Plan.